UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2002

BIG LOTS, INC. (Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio	43228-5311
(Address of principal executive office)	(Zip Code)

(614) 278-6800 (Registrant’s telephone number, including area code)

Item 1.	Changes in Control of Registrant.	Not applicable

Item 2.	Acquisition or Disposition of Assets.	Not applicable

Item 3.	Bankruptcy or Receivership.	Not applicable

Item 4.	Changes in Registrant’s Certifying Accountant.	Not applicable

Item 5.	Other Events and Regulation FD Disclosure.	Not applicable

Item 6.	Resignations of Registrant’s Directors.	Not applicable

Item 7.	Financial Statements and Exhibits.	Not applicable

(a) None required

(b) None required

(c) Exhibits

Exhibit
Number	Description

99(a)	Statement of Chief Executive Officer pursuant to SEC Order 4-460 dated June 27, 2002.

99(b)	Statement of Chief Financial Officer pursuant to SEC Order 4-460 dated June 27, 2002.

Item 8.	Change in Fiscal Year.	Not applicable

Item 9.	Regulation FD Disclosure.

On September 16, 2002, Michael J. Potter, Chief Executive Officer of Big Lots, Inc. (the “Company”) and Jeffrey G. Naylor, Chief Financial Officer of the Company, each submitted to the SEC a sworn statement under oath as required by SEC Order 4-460 dated June 27, 2002. Copies of these statements are attached hereto as Exhibit 99(a) and Exhibit 99(b).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

By: /s/ Jeffrey G. Naylor Jeffrey G. Naylor Senior Vice President & Chief Financial Officer

Date: September 16, 2002